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                                                                EXHIBIT "A"



                         SECURITIES PURCHASE AGREEMENT
                         -----------------------------

          This Securities Purchase Agreement made this 16th day of July, 1997 is executed in reliance upon the transactional exemption afforded by Regulation D ("Regulation D") as promulgated by the Securities and Exchange Commission ("SEC"), under the Securities Act of 1933, as amended ("1933 Act").

          This Securities Purchase Agreement has been executed by the undersigned in connection with the private placement of 125,000 shares of Common Stock, a Common Stock Purchase Warrant for the purchase of up to 500,000 shares of Common Stock at an exercise price of U.S.$3.00 per share and an additional Common Stock Purchase Warrant for the purchase of up to 200,000 shares of Common Stock at an exercise price of U.S.$5.00 per share (hereinafter collectively referred to as the "Securities") of:

               The Eastwind Group, Inc.
               100 Four Falls Corporate Center
               Suite 305
               West Conshohocken, Pennsylvania 19428

a corporation organized under the laws of the State of Delaware (hereinafter referred to as "ISSUER"), all in accordance with the terms of a Confidential Private Offering Memorandum of ISSUER dated July 16, 1997 and all exhibits and attachments thereto (the "Offering Memorandum").

The undersigned:

               Clifton Capital Ltd.
               Tropic Isle Building
               Road Town
               Tortola, British Virgin Islands

a corporation organized under the laws of the British Virgin Islands (hereinafter referred to as the "PURCHASER"), hereby represents and warrants to, and agrees with ISSUER as follows:

          1.   AGREEMENT TO SUBSCRIBE;  PURCHASE PRICE.
               ----------------------------------------

          PURCHASER hereby subscribes for 125,000 shares of Common Stock, a Common Stock Purchase Warrant (the "First Warrant") for the purchase of up to 500,000 shares of Common Stock at an exercise price of U.S.$3.00 per share (subject to adjustment as provided in the First Warrant) and an additional Common Stock Purchase Warrant (the "Second Warrant") for the purchase of up to 200,000 shares of Common Stock at an exercise price of U.S.$5.00 per
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share (subject to adjustment as provided in the Second Warrant) at an aggregate purchase price of U.S.$375,000 (the "Purchase Price") payable in United States Dollars in cash by wire transfer of immediately available funds at Closing, as defined below.

          2.   THE CLOSING-ACTIONS TO BE COMPLETED AT THE CLOSING.
               ---------------------------------------------------

          It is contemplated by the parties hereto that a closing (the "Closing") shall occur upon receipt by ISSUER of this Securities Purchase Agreement duly executed by PURCHASER, which executed Securities Purchase Agreement is then accepted and executed by ISSUER. The date of the Closing shall be the Closing Date. At the Closing, the following shall occur:

          (a) ISSUER shall deliver or cause to be delivered to PURCHASER within ten (10) business days of Closing, certificates representing the shares of Common Stock acquired hereby, registered in the name of PURCHASER, free and clear of all liens, claims, charges and encumbrances (except as imposed under applicable securities laws);

          (b) ISSUER shall deliver or cause to be delivered to PURCHASER within ten (10) business days of Closing, the First Warrant and the Second Warrant, forms of which are attached to the Offering Memorandum as Exhibits B and C, respectively;

          (c) PURCHASER shall deliver or cause to be delivered to ISSUER U.S.$375,000 in cash by wire transfer of immediately available funds in full payment of the Purchase Price; and

          (d) ISSUER shall execute and deliver to PURCHASER a registration rights agreement in substantially the form appearing as Appendix "A" hereto.

          3.   PURCHASER REPRESENTATIONS AND WARRANTIES.
               -----------------------------------------

          PURCHASER represents and warrants to ISSUER as follows:

          (a) PURCHASER is purchasing the Securities for its own account for investment only and not with a view to resale or distribution and will not offer to sell, transfer or otherwise dispose of the Securities without registration under the Act and any other applicable securities laws, or pursuant to an exemption therefrom in the opinion of counsel satisfactory to ISSUER.

          (b) All offering documents received by PURCHASER include statements to the effect that the Securities have not been registered under the Act or any other securities or blue sky laws and may not be offered for sale, sold, transferred or otherwise disposed of unless the Securities are registered under the Act and any other applicable securities laws or pursuant to an exemption therefrom in the opinion of counsel satisfactory to ISSUER.

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          (c) PURCHASER acknowledges that the purchase of the Securities involves a high degree of risk and further acknowledges that it can bear the economic risk of the purchase of the Securities, including the total loss of its investment for an indefinite period of time.

          (d) PURCHASER understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of federal and other applicable securities laws and that ISSUER is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of PURCHASER set forth herein in order to determine the applicability of such exemptions and the suitability of PURCHASER to acquire the Securities.

          (e) PURCHASER is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks of its investments, and to make an informed decision relating thereto and is an "accredited investor" as that term is defined in Rule 501 of Regulation D under the Act.

          (f) In evaluating this investment, PURCHASER has consulted its own investment and/or legal and/or tax advisors.

          (g) PURCHASER acknowledges that in the view of the SEC the statutory basis for the exemption claimed for this transaction would not be present if the offering of Securities, although in technical compliance with Regulation D, is part of a plan or scheme to evade the registration provisions of the Act. PURCHASER is acquiring the Securities for investment purposes and has no present intention to resell, distribute, or offer to resell the Securities.

          (h) PURCHASER is not an underwriter of, or dealer in, the Securities, and PURCHASER is not participating, pursuant to a contractual agreement, in the distribution of the Securities.

          (i) If PURCHASER is purchasing the Securities subscribed for hereby in a representative or fiduciary capacity, the representations and warranties in this Securities Purchase Agreement shall be deemed to have been made on behalf of the person or persons for whom PURCHASER is so purchasing.

          (j) PURCHASER acknowledges that it has received and reviewed carefully the Offering Memorandum to which a form of this Securities Purchase Agreement is attached, and all other exhibits thereto.

          (k) PURCHASER acknowledges that, in making the decision to purchase the Securities subscribed for, it has relied upon independent investigations made by it and its purchaser representatives, if any, and PURCHASER, and such representatives, if any,

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have, prior to any sale to it, been given access and the opportunity to examine all material books and records of ISSUER, all material contracts and documents relating to this offering and an opportunity to ask questions of, and to receive answers from ISSUER or any person acting on its behalf concerning the terms and conditions of this offering. PURCHASER and its advisors, if any, have been furnished with access to all publicly available materials relating to the business, finances and operations of the ISSUER and materials relating to the offer and sale of the Securities which have been requested. PURCHASER and its advisors, if any, have received complete and satisfactory answers to any such inquiries.

          (l) PURCHASER understands that no federal or state agency has made or will make any finding or determination relating to the fairness for public investment in the Securities, or has passed or made, or will pass on or make, any recommendation or endorsement of the Securities.

          (m) If PURCHASER is a partnership, corporation or trust, the person executing this Securities Purchase Agreement on its behalf represents and warrants that:

               (1) He or she has made due inquiry to determine the truthfulness of the representations and warranties made pursuant to this Securities Purchase Agreement; and that

               (2) He or she is duly authorized to make this investment and to enter into and execute this Securities Purchase Agreement on behalf of such entity.

          (n) PURCHASER has legal power and authority to enter into and perform this Securities Purchase Agreement and to consummate the transactions contemplated hereby.

          (o) This Securities Purchase Agreement has been duly executed and delivered by PURCHASER and constitutes a legal, valid and binding obligation of PURCHASER, enforceable against PURCHASER in accordance with its terms.

          (p) The execution and delivery of this Securities Purchase Agreement and the performance of the obligations imposed hereunder will not result in a violation of any order, decree or judgment of any court or governmental agency having jurisdiction over PURCHASER or PURCHASER's properties, will not conflict with, constitute a default under, or result in the breach of, any contract, agreement or other instrument to which PURCHASER is a party or is otherwise bound and no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance of this Securities Purchase Agreement.

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          (q) There is no litigation or proceeding pending or, to the best knowledge of PURCHASER threatened, against PURCHASER which would have an effect on the validity or performance of this Securities Purchase Agreement.

          (r) PURCHASER understands and acknowledges that the acceptance of a Purchase by ISSUER does not constitute a determination by ISSUER that an investment in the Securities is suitable for the PURCHASER. The final determination of the suitability of investment in the Securities must be made by the PURCHASER and his, her or its advisors.

          The foregoing representations and warranties are true and accurate as of the date hereof, shall be true and accurate as of the date of the acceptance by ISSUER of PURCHASER's subscription, and shall survive thereafter. If PURCHASER has knowledge, prior to the acceptance of this Securities Purchase Agreement by ISSUER, that any such representations and warranties shall not be true and accurate in any respect, PURCHASER, prior to such acceptance, will give written notice of such fact to ISSUER specifying which representations and warranties are not true and accurate and the reasons therefor.

          4.   INDEMNIFICATION.  PURCHASER agrees to indemnify and hold harmless
               ---------------
the ISSUER and its officers, directors and affiliates from and against all damages, losses, costs and expenses (including reasonable attorneys' fees) which they may incur by reason of the failure of PURCHASER to fulfill any of the terms or conditions of this Securities Purchase Agreement, or by reason of any breach of the representations and warranties made by PURCHASER herein, or in any document provided by the undersigned to the ISSUER.

          5.   ISSUER REPRESENTATIONS AND WARRANTIES.
               --------------------------------------

           ISSUER represents and warrants to PURCHASER as follows:

               (a) ISSUER is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power to conduct its business.

               (b) The execution, delivery and performance of this Securities Purchase Agreement by ISSUER has been duly approved by the Board of Directors of ISSUER.

               (c) The Securities have been duly and validly authorized and when issued in accordance with the terms hereof, will be validly issued and non-assessable.

          6.   EXEMPTION, RELIANCE ON REPRESENTATIONS.
               --------------------------------------

          PURCHASER understands that the offer and sale of the Securities is not being registered under the Act and that ISSUER is relying on the rules governing the limited offering exemption pursuant to Regulation D under the Act.

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          7.   TRANSFER AGENT INSTRUCTIONS.
               ---------------------------

          The Securities will be issued subject to a restrictive legend as follows:

          "The shares of Common Stock represented by this Certificate were issued pursuant to Regulation D under the Securities Act of 1933, as amended (the "Act") and may not be sold, transferred or otherwise disposed of except pursuant to registration under the Act and any other applicable securities laws or the availability of an exemption from registration under the Act and such laws, based upon an opinion of counsel satisfactory to the Company."

          The Warrants will also bear the following legend:

               "This Warrant and the shares of Common Stock to be issued in connection with this Warrant were issued pursuant to Regulation D under the Securities Act of 1933, as amended (the "Act") and may not be sold, transferred, or otherwise disposed of except pursuant to registration under the Act and any other applicable securities laws, or the availability of an exemption from registration under the Act and such laws, based upon an opinion of counsel satisfactory to the Company."

          8.   CONDITIONS TO THE ISSUER'S OBLIGATION TO SELL.
               ---------------------------------------------

          PURCHASER understands ISSUER's obligation to sell the Securities is conditioned upon:

               (a) The receipt and acceptance by ISSUER of this Securities Purchase Agreement for all of the Securities subscribed for (which acceptance shall be evidenced by execution of this Securities Purchase Agreement by an executive officer of ISSUER).

               (b) Delivery to ISSUER by PURCHASER of the Purchase Price as payment for the purchase of the Securities.

          9.   GOVERNING LAW.
               -------------

          This Securities Purchase Agreement shall enforced, governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed entirely within such State. In the event that any provision of this Securities Purchase Agreement is invalid or unenforceable under any applicable statute or rule of law, then such

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provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof. The parties hereto hereby submit to the exclusive jurisdiction of the United States Federal Courts located in Delaware with respect to any dispute arising under this Securities Purchase Agreement or the transactions contemplated hereby.

          10.  ENTIRE AGREEMENT.
               ----------------

          This Securities Purchase Agreement constitutes the entire agreement among the parties hereof with respect to the subject matter hereof and supersedes any and all prior or contemporaneous representations, warranties, agreements and understandings in connection therewith. This Securities Purchase Agreement may be amended only by a writing executed by all parties hereto.

          IN WITNESS WHEREOF, the undersigned have executed this Securities Purchase Agreement as of the 16th day of July, 1997.


                              PURCHASER:
                              CLIFTON CAPITAL LTD.



                              By:___________________________
                              Name: ________________________
                              Title: _________________________


Acknowledged and Accepted:

THE EASTWIND GROUP, INC.


By:_____________________________
Title:____________________________

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